UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 5, 2007

                   Morgan Stanley Portfolio Strategy Fund L.P.
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             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                       0-19046                13-3589337
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(State or Other Jurisdiction     (Commission File Number)   (IRS Employer
      of Incorporation)                                      Identification No.)

c/o Demeter Management Corporation,
330 Madison Avenue, 8th Floor, New York, NY                       10017
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:   (212) 905-2700
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

      On June 5, 2007, the Registrant, Demeter Management Corporation, the general partner of the Registrant (the "General Partner") and Hyman Beck & Company, Inc. (the "Trading Advisor") entered into a management agreement (the "Management Agreement") pursuant to which, effective July 1, 2007, the Trading Advisor will serve as the sole trading advisor of the Registrant and will trade the Registrant's net assets pursuant to the Trading Advisor's Global Portfolio trading program.

      A copy of the Management Agreement is filed herewith as Exhibit 10.01.

Item 1.02.  Termination of a Material Definitive Agreement.

      The Amended and Restated Management Agreement dated as of May 12, 1997, as it may have been further amended, among the Registrant, the General Partner and John Henry & Company, Inc., pursuant to which John Henry & Company, Inc. serves as the sole trading advisor of the Registrant, will terminate effective June 30, 2007.

      No penalties have been, or are expected to be, incurred by any of the parties as a result of the termination of the management agreement among the Registrant, the General Partner and John Henry & Company, Inc.

Item 9.01.  Financial Statements and Exhibits.

      (d)   Exhibits.

Exhibit     Exhibit Description

10.01 Management Agreement by and among the Registrant, the General Partner and the Trading Advisor dated as of June 5, 2007.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MORGAN STANLEY PORTFOLIO STRATEGY FUND L.P.

Date: June 8, 2007              By:   Demeter Management Corporation
                                      as General Partner

                                 /s/ Walter Davis
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                                Name: Walter Davis
                                Title: President